Exhibit (s)

Power of Attorney

I, Jeffrey B. Abrams, hereby appoint Paul S. Saint-Pierre, as my recognized representative and true and lawful attorney-in-fact to make, execute, sign, acknowledge and file with the Securities and Exchange Commission (the “SEC”) as necessary any documents relating to my service as a Trustee of Carey Credit Income Fund and each of the feeder funds listed on Appendix A hereto (the “Companies”) and any amendments to such documents.

This is the only power granted by this Power of Attorney.  This Power of Attorney applies to all future documents filed with the SEC relating to my service a Trustee of the Companies and any amendments thereto.  This Power of Attorney is revocable by me at any time.  Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Jeffrey B. Abrams

Name:	Jeffrey B. Abrams

Title:	Trustee

Date:	February 23, 2015

APPENDIX A — SCHEDULE OF FEEDER FUNDS

Carey Credit Income Fund 2015 A

Carey Credit Income Fund 2015 T

Power of Attorney

I, Trevor P. Bond, hereby appoint Paul S. Saint-Pierre, as my recognized representative and true and lawful attorney-in-fact to make, execute, sign, acknowledge and file with the Securities and Exchange Commission (the “SEC”) as necessary any documents relating to my service as a Trustee of Carey Credit Income Fund and each of the feeder funds listed on Appendix A hereto (the “Companies”) and any amendments to such documents.

This is the only power granted by this Power of Attorney.  This Power of Attorney applies to all future documents filed with the SEC relating to my service a Trustee of the Companies and any amendments thereto.  This Power of Attorney is revocable by me at any time.  Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Trevor P. Bond

Name:	Trevor P. Bond

Title:	Trustee

Date:	February 23, 2015

APPENDIX A — SCHEDULE OF FEEDER FUNDS

Carey Credit Income Fund 2015 A

Carey Credit Income Fund 2015 T

Power of Attorney

I, Marc Goodman, hereby appoint Paul S. Saint-Pierre, as my recognized representative and true and lawful attorney-in-fact to make, execute, sign, acknowledge and file with the Securities and Exchange Commission (the “SEC”) as necessary any documents relating to my service as a Trustee of Carey Credit Income Fund and each of the feeder funds listed on Appendix A hereto (the “Companies”) and any amendments to such documents.

This is the only power granted by this Power of Attorney.  This Power of Attorney applies to all future documents filed with the SEC relating to my service a Trustee of the Companies and any amendments thereto.  This Power of Attorney is revocable by me at any time.  Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Marc Goodman

Name:	Marc Goodman

Title:	Trustee

Date:	February 23, 2015

APPENDIX A — SCHEDULE OF FEEDER FUNDS

Carey Credit Income Fund 2015 A

Carey Credit Income Fund 2015 T

Power of Attorney

I, Eric Rosenblatt, hereby appoint Paul S. Saint-Pierre, as my recognized representative and true and lawful attorney-in-fact to make, execute, sign, acknowledge and file with the Securities and Exchange Commission (the “SEC”) as necessary any documents relating to my service as a Trustee of Carey Credit Income Fund and each of the feeder funds listed on Appendix A hereto (the “Companies”) and any amendments to such documents.

This is the only power granted by this Power of Attorney.  This Power of Attorney applies to all future documents filed with the SEC relating to my service a Trustee of the Companies and any amendments thereto.  This Power of Attorney is revocable by me at any time.  Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Eric Rosenblatt

Name:	Eric Rosenblatt

Title:	Trustee

Date:	February 23, 2015

APPENDIX A — SCHEDULE OF FEEDER FUNDS

Carey Credit Income Fund 2015 A

Carey Credit Income Fund 2015 T

Power of Attorney

I, Peter E. Roth, hereby appoint Paul S. Saint-Pierre, as my recognized representative and true and lawful attorney-in-fact to make, execute, sign, acknowledge and file with the Securities and Exchange Commission (the “SEC”) as necessary any documents relating to my service as a Trustee of Carey Credit Income Fund and each of the feeder funds listed on Appendix A hereto (the “Companies”) and any amendments to such documents.

This is the only power granted by this Power of Attorney.  This Power of Attorney applies to all future documents filed with the SEC relating to my service a Trustee of the Companies and any amendments thereto.  This Power of Attorney is revocable by me at any time.  Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Peter E. Roth

Name:	Peter E. Roth

Title:	Trustee

Date:	February 23, 2015

APPENDIX A — SCHEDULE OF FEEDER FUNDS

Carey Credit Income Fund 2015 A

Carey Credit Income Fund 2015 T